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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):          January 15, 1998
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                      KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      333-12431               52-1995940
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)




c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road,
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Brooklyn, Ohio 44144, Attn: Yvonne M. Etling
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 813-6501
                                                   ----------------------------




                         Exhibit Index on Page 4

                            Page 1 of 7 pages


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Item 5.       OTHER EVENTS

On January 15, 1998, Key Auto Finance Trust 1997-2 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholder's and Certificateholder's Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholder's and Certificateholder's Statement reflecting the Trust's activities for the period ending December 31, 1997, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 99 -  Noteholder's and Certificateholder's Statement







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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 20, 1998


                                          Key Consumer Acceptance Corporation



                                          By:       /S/ Craig Platt
                                             ----------------------------------
                                                    Craig Platt


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                                 EXHIBIT INDEX





EXHIBIT


                                                                   PAGE



99 - Noteholder's and Certificateholder's Statement for            5-7
     January 15, 1998.